SUPPLEMENT DATED SEPTEMBER 10, 2001 TO

PROSPECTUS DATED MAY 1, 2001 FOR

DEFERRED VARIABLE ANNUITY CONTRACTS

ISSUED BY

NATIONWIDE LIFE INSURANCE COMPANY

THROUGH ITS

NATIONWIDE VARIABLE ACCOUNT

This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.

  For contracts issued in the State of Oregon ONLY, the "Reduced Purchase Payment Option" provision under the Section entitled "Additional Contract Options" is amended as follows:

  Reduced Purchase Payment Option

  For contracts issued in the State of Oregon, contract owners may elect the Reduced Purchase Payment Option for an additional charge at an annualized rate of 0.30% of the daily net assets of the variable account. If this option is elected, Nationwide will lower an applicant's minimum initial purchase payment to $1,000 and subsequent purchase payments to $25.

  Reduced Purchase Payment...................................................................................................Option 0.30%

  Total Variable Account Annual Expenses

  (including Reduced Purchase Payment Option only)....................................................................1.50%

  The third paragraph of the provision entitled "Charges and Expenses" is amended as follows:

  For contracts issued in the State of Oregon ONLY, if the contract owner has elected the Reduced Purchase Payment Option at the time of application, Nationwide will reduce the minimum initial purchase payment to $1,000 and subsequent purchase payments to $25. In return, Nationwide will deduct an additional charge equal to an annualized rate of 0.30% of the daily net assets of the variable account.

  The "Reduced Purchase Payment Option" provision in the section entitled "Optional Contract Benefits, Charges and Deductions" is amended as follows:

For contracts issued in the State of Oregon ONLY, if the contract owner has chosen the Reduced Purchase Payment Option, Nationwide will deduct a charge equal to an annualized rate of 0.30% of the daily net assets of the variable account. In return, the minimum initial purchase payment for that contract will be $1,000 and minimum subsequent purchase payments will be $25.

The contract owner may elect to terminate this option if, throughout a period of at least two years and continuing until such election the total of all purchase payments, less surrenders, is maintained at $15,000 or more.

This election must be submitted in writing on a form provided by Nationwide. Termination of the option will occur as of the date on the election form, and the charge for this option will no longer be assessed. Subsequent purchase payments, if any, will be subject to the terms of the contract and must be at least $1,000.